UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2016

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

  On November 10, 2016, Industrial Services of America, Inc. issued a press release announcing its operating results for the quarter ended September 30, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.     Description

99.1                 Press release dated November 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: November 10, 2016	By:	/s/ Orson Oliver
Orson Oliver
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.     Description

99.1                 Press release dated November 10, 2016.

2